SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              August 14, 1996

                           ROYAL OAK MINES INC.

          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                             NONE
(State or other jurisdiction of             (I.R.S. Employer Identification
incorporation or organization)              No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                      98033
(Address of principal executive offices)    (Postal/Zip Code)

(206) 822-8992
Registrant's telephone number, including area code




ITEM  7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99 - Royal Oak Mines Inc. press release dated August 12, 1996

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL OAK MINES INC.


Date:  August 14, 1996        By:       /s/ James H. Wood
                                        James H. Wood
                                        Chief Financial Officer